Davidson Multi-Cap Equity Fund
Class A: DFMAX
Class I: DFMIX

Supplement dated July 25, 2022 to the Summary Prospectus dated October 28, 2021

Effective immediately, all references to options as an investment strategy and a principal investment risk of the Fund in the Summary Prospectus are hereby removed.

Please retain this Supplement with your Summary Prospectus.